                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 17, 2000

                         CHASE CREDIT CARD MASTER TRUST
                 (formerly known as "Chemical Master Credit Card
                                    Trust I")

                                  Series 1995-4

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                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
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             (Exact name of registrant as specified in its charter)

         New York                    33-94190                  13-4994650
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                         Identification No.)


     270 Park Avenue, New York, New York             10017
     -----------------------------------------   ------------
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 24 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1,1996, and The Bank of New York, as trustee.

         On July 17, 2000, Chase USA, on behalf of Chase Manhattan Bank as servicer, distributed quarterly interest to the holders of the Series 1995-4 certificates with respect to the April, May and June monthly periods. Chase USA furnished copies of monthly certificateholders' reports for the series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).   Exhibits

             Exhibits          Description
             ----------        -----------

             20.1              Monthly Reports with respect to the April,
                                May and June 2000 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 26, 2000

                                   The Chase Manhattan Bank,
                                   as Servicer

                                   By:  /s/ Patrick Margey
                                   -----------------------------------
                                   Name:    Patrick Margey
                                   Title:   Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
----------                      -----------------
20.1                            Monthly Reports with respect to the April, May
                                and June 2000 distribution